84 87 90 164 30 52 230 228 229 Discussion Materials ANNUAL shareholder MEETING Presentation APRIL 19, 2022 164 30 52 164 30 52 164 30 52 Exhibit 99.1

Certain Important information CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to CNB’s financial condition, liquidity, results of operations, future performance and business. These forward-looking statements are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond CNB’s control). Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future conditional verbs such as "may," "will," "should," "would" and "could." CNB’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, results of operations, cash flows and performance of the Corporation, our customers and the global economy and financial markets. The COVID-19 pandemic has impacted us and our customers significantly, and the extent that it continues to impact us and our customers will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic and its impact on our customers and demand for financial services, the actions governments, businesses and individuals take in response to the pandemic, the direct and indirect economic effects of the pandemic and containment measures, treatment developments, public adoption rates of COVID-19 vaccines, including booster shots, and their effectiveness against emerging variants of COVID-19, such as the Delta and Omicron variants, and the pace of recovery when the COVID-19 pandemic subsides, among others. Moreover, investors are cautioned to interpret many of the risks identified under Part I, "Item 1A. Risk Factors" in this Annual Report on Form 10-K as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Additional factors that could cause the actual results to differ materially from the statements, include, but are not limited to, (i) changes in general business, industry or economic conditions or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) changes in interest rates; (v) higher than expected costs or other difficulties related to integration of combined or merged businesses; (vi) the effects of business combinations and other acquisition transactions, including the inability to realize our loan and investment portfolios; (vii) changes in the quality or composition of our loan and investment portfolios; (viii) adequacy of loan loss reserves; (ix) increased competition; (x) loss of certain key officers; (xi) deposit attrition; (xii) rapidly changing technology; (xiii) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xiv) changes in the cost of funds, demand for loan products or demand for financial services; and (xv) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on CNB's financial position and results of operations. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and the forward-looking statement disclaimers in CNB’s annual and quarterly reports filed with the SEC. The forward-looking statements contained herein are based upon management’s beliefs and assumptions. Any forward-looking statement made herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. CNB undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise, except to the extent required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed might not occur and you should not put undue reliance on any forward-looking statements. NON-GAAP FINANCIAL MEASURES This report contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Corporation’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Corporation’s management believes that investors may use these non-GAAP measures to analyze the Corporation’s financial performance without the impact of unusual items or events that may obscure trends in the Corporation’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. Non-GAAP measures reflected within the presentation include: Tangible common equity/tangible assets, Net interest margin (fully tax equivalent basis) and Efficiency ratio.

(1) Earnings per share includes merger costs in 2019 and merger costs, FHLB prepayment penalties and branch closure costs in 2020. Source: Company filings Financial trends Total Assets ($M) Total Gross Loans ($M) Total Deposits ($M) Earnings per share(1) CAGR = 17.8% CAGR (ex PPP) = 13.7% CAGR = 21.4% CAGR = 19.1%

(1) Return on average assets, return on average equity, and efficiency ratio includes merger costs in 2019 and merger costs, FHLB prepayment penalties and branch closure costs in 2020. (2) Net interest margin and adjusted efficiency ratio are non-GAAP financial measures – see Appendix for reconciliations; Source: Company filings Earnings power Return on average equity(1) Return on average assets(1) Efficiency Ratio(1)(2) Net Interest Margin(2)

Credit quality NONPERFORMING ASSETS TO TOTAL ASSETS NET CHARGE-OFFS TO LOANS ALLOWANCE FOR CREDIT LOSSES to NONACCRUAL LOANS(1) (1) Prior to January 1, 2020, the Corporation calculated the allowance for loan losses using the probable incurred methodology.. Source: Company filings

(1) Tangible book value per common shares and tangible common equity/tangible assets are non-GAAP financial measures – see Appendix for reconciliations Source: Company filings Capital book value per common share(1) DIVIDEND PER COMMON SHARE Tangible common Equity/Tangible assets(1) Preferred Stock dividend – fixed rate CAGR = 11.0%

Regulatory Capital ratios Source: Company filings

Dividend History Historical dividend per common share

Financial performance summary Q1 2022 (1) Net interest margin and efficiency ratio are a non-GAAP financial measure – see Appendix for reconciliations Source: Company filings Dollars in thousands, except per share data 2022 2021 % Change Total Assets $5,284,000 $4,903,610 7.8% Loans 3,756,363 3,400,984 10.4% Deposits 4,690,863 4,358,100 7.6% Net Income Available to Common Stockholders 14,170 13,106 8.1% Diluted Earnings per Common Share 0.84 0.78 7.7% Net Interest Margin (1) 3.48% 3.56% -2.2% Return on Average Assets 1.17% 1.20% -2.5% Return on Average Equity 13.99% 13.68% 2.3% Efficiency Ratio (1) 60.53% 58.18% 4.0% Assets Under Management 1,235,226 1,174,839 5.1% As of or for the quarter ending March 31,

FIND a way to say yes to our clients, co-workers and communities, every time. Vision

Strategic INITIATIVES CNB strives to be a financially independent company. Through these key principles, we believe we will remain financially viable and relevant: Be the source of exceptional experiences for our customers, employees and communities; Foster an environment of leadership in our Company, communities and industry with a focus on a diverse, equitable, and inclusive culture with a sensitivity to the environment in which we operate; Embrace adaptable technology to provide more services that are easy to use while continuing to enhance information security; Position for long-term organic growth while remaining opportunistic to strategic merger/acquisition possibilities.

2021 at a glance During 2021, the novel coronavirus, or COVID-19, pandemic continued to have an impact on economic activity across our regions: CNB took a proactive approach in assisting our customers and communities: Participated in delivering 1,349, or $128 million, in Paycheck Protection Program (“PPP”) Loans; In 2020, CNB also participated in PPP with an additional 2,044 loans, or $231 million to local businesses, helping over 30,000 jobs in our communities; CNB had five loans, or $397 thousand, in remaining loan payment assistance to borrowers severely affected by the COVID-19 pandemic as of December 31, 2021. In the 2nd quarter of 2021, CNB sold $85 million aggregate principal amount of its 3.25% fixed-to-floating rate subordinated notes due in 2031 to certain eligible purchasers in a private offering. These subordinated notes were designed to qualify as Tier 2 capital under the Federal Reserve’s capital guidelines and were given an investment grade rating of BBB- by Kroll Bond Rating Agency. In the 3rd quarter of 2021, CNB completed the redemption, in whole, of $50 million aggregate principal amount of its 5.75% fixed-to-floating rate subordinated notes due October 15, 2026.

Looking into 2022 ERIEBANK expanded into Cleveland, OH under the direction of Wes Gillespie in 2018. We opened our Regional Headquarters, inclusive of our first SMART (Solutions Minded Advice Reinforced by Technology) Center in early 2022. Two more SMART Center locations are planned for 2022. Ridge View Bank, formed in Q3 2021, will be a key contributor to the Company with a focus on business and commercial lending. Ridge View Bank will also expand its footprint in 2022 in the Roanoke, VA market, including a new SMART Center, and a loan production office at Smith Mountain Lake, VA. BankOnBuffalo is expanding with a SMART Center in the Northland Workforce Training Center in May 2022, which will help an under-served market while contributing to financial literacy efforts in the career development training center. Also, BankOnBuffalo is developing a mobile banking unit to provide banking services in under-served areas throughout the cities of Buffalo and Niagara Falls. Continue to deepen our relationships with our customers and communities by focusing on providing competitive solutions to meet their financial needs through our Wealth and Asset Management and Treasury Management suite of product offerings. The Company will continue investing in various technology initiatives that optimize our branch network and enhance our existing technologies by creating a more flexible and transformative experience for our customers. Michael Peduzzi assumes the role of President and CEO of CNB Bank as of July 1, 2022. Mr. Bower remains President and CEO of CNB Financial Corporation through December 31, 2022, at which time Mr. Peduzzi will succeed Mr. Bower.

environmental At CNB we continue to evaluate opportunities to mitigate our environmental impact through new initiatives as well as altering existing business practices. CNB rolled out new functionality on our website and mobile app to allow businesses to open new accounts without having to visit a branch, reducing time and travel for our customers; We launched a new “Small Business Xpress” lending platform that provides the customer with a totally digital experience from start to finish; Another CNB initiative focuses on reducing paper usage at our SMART Center locations. This initiative includes paperless balancing and a concentrated effort to reduce the need for withdrawal receipts and physical signatures; We also continue to look for opportunities to recycle our waste and replace items we currently use with recycled products and choose biodegradable solutions where possible; CNB continues to seek products made locally where possible not only to support local businesses, but also to reduce the carbon footprint created through the necessary transportation of those products to our facilities; and We are reducing energy usage through the implementation of higher efficiency equipment in our buildings and evaluating new branch facilities by exploring Leadership in Energy and Environmental Design (“LEED”) certification opportunities, which will result in a reduction in the carbon footprint of our facilities.

social CNB serves as a cornerstone institution of both financial support and community service in the markets in which we serve. We are committed to strengthening these communities, whether through the active volunteering of our employees, corporate philanthropy or our leadership. CNB’s key human capital management objectives are to recruit, hire, develop and promote a deeply experienced and diverse employee team, supplemented by similarly inclusive and diversity-focused third-party vendors, that collectively translate into a strong workforce committed to fostering, promoting, and preserving the entire spectrum of our communities and culture, while successfully executing our business strategies and demonstrating our corporate values; Despite the continuing COVID-19 pandemic, the Corporation’s employees found innovative ways to give back to their communities. During 2021, employees donated 7,835 hours in support of more than 456 organizations, with 58% of employees actively participating. Additionally, there were approximately $700 thousand in donations to community organizations and events within the communities we serve; and Throughout its history, CNB has focused on strengthening the communities it serves. We accomplish this by promoting economic development through investments in community-strengthening initiatives, such as affordable housing. As of December 31, 2021, the Corporation’s investment in affordable housing totaled approximately $6.9 million, with an additional investment commitment of $2.1 million.

governance CNB emphasizes relevant governance and diversity and inclusion principles in strategic planning, human capital management and leadership development; CNB has a strong commitment to ensuring its Board of Directors and Advisory Boards’ have balanced, qualified and diverse compositions. We believe that the quality, focus and diversity of skills, experience, and perspective of the Board have been a key driver of CNB’s success and that the strength of the Board is a competitive advantage. In addition to the valuable perspectives resulting from the diversity of gender and ethnicity on the Board, we seek to ensure that there is diversity of thought among directors, resulting in more thorough analysis of each issue and better decisions, which in the long-term results in greater shareholder value. We have a diversified and well-balanced shareholder base between retail shareholders, our Board of Directors, management and institutions investors. The Board of Directors and Management are committed to effective engagement with our shareholders and continued outreach to maximize understanding of our shareholders’ investment objectives.

Thank you for attending our 2022 annual shareholder meeting.

Appendix

Non-gaap reconciliation

Non-gaap reconciliation

Non-gaap reconciliation